UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 15, 2004

VSOURCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30326	77-0557617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7855 Ivanhoe Avenue, Suite 200, La Jolla, California	92307-4508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(858) 551-2920

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 15, 2004, Vsource, Inc. mailed a letter to its common stockholders regarding revisions to information contained in a previously distributed Information Statement. A copy of the letter is attached hereto as Exhibit No. 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Letter sent by Vsource, Inc. to its common stockholders, dated October 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSOURCE, INC.

Date: October 15, 2004
/s/ Dennis Smith
	Name:	Dennis Smith
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter sent by Vsource, Inc. to its common stockholders, dated October 15, 2004.